                                                                    Exhibit 10.3

                           INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into as of the 24th day of May, 1999, by and among NovaMed Eyecare, Inc. a Delaware corporation (the "Company") and Stephen J. Winjum (together with any stockholder of which such person is, directly or indirectly, a director, officer, member or general partner, "Indemnitee").

                                  RECITALS

     A. The Company is aware that because of the increased exposure to litigation costs and risks resulting from service to Companies, talented and experienced persons are increasingly reluctant to serve or continue serving as directors or executive officers of Companies unless they are protected by comprehensive liability insurance and indemnification.

     B. Plaintiffs often seek damages in such large amounts, and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation can create an extraordinary burden on the personal resources of directors and executive officers.

     C. Based upon their experience as business managers, the Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to serve as directors and executive officers of the Company, it is appropriate for the Company to contractually indemnify its directors and certain of its executive officers, and to assume for itself liability for expenses and damages in connection with claims against such directors and executive officers in connection with their service to the Company.

     D. The Company believes that it is fair and proper to protect its directors and certain executive officers of the Company from the risk of judgments, settlements and other expenses which may occur as a result of their service to the Company.

     NOW, THEREFORE, the parties, intending to be legally bound, for good and valuable consideration, hereby agree as follows:

     1.  Indemnification.

          (a) Indemnification of Expenses. The Company shall indemnify and hold harmless Indemnitee to the fullest extent permitted by law if such Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of any event or occurrence related to the fact that Indemnitee is or was or may be deemed a director, officer, employee, controlling person, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was or may be deemed to be serving at the request of the Company as a director, officer, employee, controlling person, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of such Indemnitee while serving in such capacity including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto or as a result of any claim (a) made by a third party against an Indemnitee based on any misstatement or omission of a material fact by the Company in violation of any duty of disclosure imposed on the Company by Federal or state securities or common laws, (b) made by a third party against an Indemnitee based (in whole or in part) on, or arising in any way out of, or relating to conduct attributed to the Company or anyone alleged to be acting on the Company's behalf, or (c) made by a third party against an Indemnitee based (in whole or in part) on, or arising in any way out of, or relating to (i) the Indemnitee's alleged participation in the management or direction of the Company, (ii) the Indemnitee being an investor in the Company, (iii) the Indemnitee's alleged participation in providing any assistance or advice to the Company, or (iv) Indemnitee being a person described in Section 15 of Securities Act or Section 20 of the Exchange Act (hereinafter an individually an "Indemnification Event" and collectively the "Indemnification Events") against any and all expenses (including attorneys fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including an appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if, and only if, such settlement is approved in advance by the Company, which approval may be withheld or granted by the Company in its sole discretion) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than ten (10) days after written demand by the Indemnitee therefor is presented to the Company, which demand shall be accompanied by vouchers, invoices and similar evidence documenting the Expenses incurred.

          (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that it shall not have been finally determined that Indemnitee would not be permitted to be indemnified under applicable law (initial determination shall be made by the Reviewing Party as described in Section 10(e) hereof in a written opinion, in any case in which the Independent Legal Counsel referred to in Section

1(e) hereof is involved), and (ii) and each Indemnitee acknowledges and agrees that the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that it is so determined that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any initial determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section l(e) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          (c) Contribution. If the indemnification provided for in Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying such Indemnitee thereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnitee, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Indemnitee and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 1(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (d) Survival Regardless of Investigation. The indemnification and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitee or any officer, director, general partner, limited partner, member, managing member, employee, agent or controlling person of the Indemnitee.

          (e) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses under this Agreement or any other agreement or under the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate") or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected on behalf of Indemnitee and all persons who are the beneficiaries of indemnification agreements similar to this Agreement from the Company by a committee consisting of those persons who were members of the Board of Directors immediately prior to such Change in Control and who are no longer serving on the Board of Directors, and such selection shall be approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to abide by such opinion and to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (f) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section l(a) hereof or in the defense of any claim, issue or matter therein, each Indemnitee shall be indemnified against all Expenses incurred by such Indemnitee in connection herewith.

     2.   Expenses; Indemnification Procedure.

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to

Indemnitee as soon as practicable but in any event no later than fifteen (15) days after written demand by such Indemnitee therefor to the Company, which demand shall be accompanied by vouchers, invoices and similar evidence documenting the Expenses incurred or to be incurred by Indemnitee.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall give the Company notice as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee).

          (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt written notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          (e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel reasonably approved by the applicable Indemnitee, approved thereof not to be unreasonably withheld, upon the delivery to such Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to such Indemnitee under this Agreement for any fees of counsel subsequently incurred by such Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ such

Indemnitee's counsel in any such Claim at the Indemnitee's expense; and (ii) if
(A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) counsel for such Indemnitee shall have provided the Company with written advice that there is a conflict of interest between the Company and such Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

     3. Additional Indemnification Rights; Nonexclusivity.

          (a) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement or any other agreement, the Company's Restated Certificate, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, stockholder (as defined in Section 10(g)), employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, stockholder (as defined in Section 10(g)), employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties rights and obligations hereunder except as set forth in
Section 8(a) hereof.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Restated Certificate, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the laws of the State of California or the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to each Indemnitee for any action such Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity and such indemnification shall inure to the benefit of each Indemnitee from and after Indemnitee's first day of service as a director with the Company or affiliation with a director from and after the date such director commences services as a director with the Company.

     4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against any Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, Restated Certificate, Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

     5. Partial Indemnification. If any Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which such Indemnitee is entitled.

     6. Mutual Acknowledgement. The Company and each Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, stockholders (as defined in Section 10(g)), employees, controlling persons, agents or fiduciaries under this Agreement or otherwise.

     7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, stockholders (as defined in Section 10(g)), employees, control persons, agents or fiduciaries, each Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if such Indemnitee is a director, or of the Company's officers, if such Indemnitee is not a director of the Company but is an officer, or of the Company's key employees, controlling persons, agents or fiduciaries, if such Indemnitee is not an officer or director but is a key employee, agent, control person, or fiduciary.

     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to any Indemnitee with respect to Claims initiated or brought voluntarily by such Indemnitee and not by way of defense, except (i) with respect to actions or proceedings to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Restated Certificate or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Delaware statute or law, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be; or

          (b) Claim Under Section 16(b). To indemnify any Indemnitee for expenses and the payment of profits arising from the purchase and sale by such Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute; or

          (c) Unlawful Indemnification. To indemnify an Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

     9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against any Indemnitee, any Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five (5) year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     10. Construction of Certain Phrases.

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, stockholders (as defined in Section 10(g)), employees, agents or fiduciaries, so that if Indemnitee is or was or may be deemed a director, officer, stockholder (as defined in Section 10(g)), employee, agent, control person, or fiduciary of such constituent corporation, or is or was or may be deemed to be serving at the request of such constituent corporation as a director, officer, stockholder (as defined in Section 10(g)), employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, each Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as each Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on any Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, stockholder (as defined in Section 10(g)), employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, stockholder (as defined in Section 10(g)), employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if any Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, such Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d)(3) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders (as defined in Section 10(g)) of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by five percent (5 %) or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule l3d-3 under said Exchange
Act), directly or indirectly, of securities of the Company representing more than thirty percent (30%) of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or combination for election by the Company's stockholders (as defined in Section 10(g)) was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders (as defined in Section 10(g)) of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least two-thirds (2/3) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders (as defined in Section 10(g)) of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

          (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(e) hereof, who shall not have otherwise performed services for the Company or any Indemnitee within the last three (3) years (other than with respect to matters concerning the right of any Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          (e) For purposes of this Agreement, a "Reviewing Party " shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification or Independent Legal Counsel.

          (f) For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

          (g) For purposes of this Agreement, "stockholder" shall include any holder of any capital stock of the Company and an affiliate thereof. For purposes of this Agreement, affiliate shall constitute any limited partner, general partner, or any member or managing member of such general partner.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, partnership, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to each Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether any Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise, including subsidiaries of the Company, at the Company's request.

     13. Attorneys Fees. In the event that any action is instituted by an Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, such Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee with respect to such action, regardless of whether such Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by such Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action.

     14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed, if to Indemnitee, at each Indemnitee's address as set forth beneath the Indemnitee's signature to this Agreement, and, if to the Company, at the address of its principal corporate offices (attention: Secretary), or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     15. Consent to Jurisdiction. The Company and each Indemnitee each hereby irrevocably consent to the jurisdiction and venue of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the State of Delaware.

     16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the extent manifested by the provision held invalid, illegal or unenforceable.

     17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by the parties to be bound thereby. Notice of same shall be provided to all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     20. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving any Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

     21. Corporate Authority. The Board of Directors of the Company in accordance with Delaware law have approved the terms of this Agreement.

     In Witness Whereof, the parties hereto have executed this Agreement on an as of the day and year first above written.

                                       NovaMed Eyecare, Inc.,
                                       a Delaware corporation

                                       By: /s/ Ronald G. Eidell
                                           ----------------------------
                                           Ronald G. Eidell
                                           Executive Vice President



                                        Address: 980 North Michigan Avenue
                                                 Suite 1620
                                                 Chicago, Illinois 60611



                                        Indemnitee:

                                        /s/ Stephen J. Winjum
                                        -------------------------------
                                            Stephen J. Winjum


                                        Address:

The Registrant is filing this Schedule pursuant to Instruction 2 to Item 601 of Regulation S-K to identify the other documents omitted from being filed as exhibits to Amendment No. 1 to the Registration Statement on Form S-1, Registration No. 333-79271, as filed with the Commission on July 2, 1999. Except for the names of the parties, the material details of the following documents are the same as the Indemnification Agreement by and among NovaMed Eyecare, Inc. and Stephen J. Winjum dated May 24, 1999 filed as Exhibit 10.3 to the Registration Statement.


Indemnification Agreement by and among NovaMed Eyecare, Inc. and Robert A.
     Wallach dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and J. Gary Jordan dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and T. Trent Roark dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and John W.
     Lawrence, Jr. dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Martin A.
     Koehler dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Thomas J.
     Chirillo dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Ronald G.
     Eidell dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Daniel O.
     Wagster dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and E. Michele
     Vickery dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Douglas P.
     Williams, M.D. dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Peter C.
     Wendell dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and James B.
     Tananbaum dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Steven V.
     Napolitano dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and Scott H. Kirk,
     M.D. dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and R. Judd Jessup dated May 24, 1999

Indemnification Agreement by and among NovaMed Eyecare, Inc. and John D.
     Hunkeler, M.D. dated May 24, 1999